                                                                 Exhibit 10.42.1

Lessor  General Electric Capital Corporation                                                                Master Lease Agreement

------------------------------------------------------------------------------------------------------------------------------------
Lessee  ITC/\DeltaCom Communications, Inc.                                      Contact   Ivor Fredrickson

                                                                                Title     V.P. Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Address                                                         Telephone Number      Facsimile Number    Master Lease Agreement No.
1791 O.G. Skinner Drive
                                                                                                          7101273
------------------------------------------------------------------------------------------------------------------------------------
City                    County/Province     State/Country       Zip Code     Corporation   Proprietorship   Partnership     Other
West Point              Calhoun             GA                  31833            [X]             [_]            [_]
------------------------------------------------------------------------------------------------------------------------------------

            TERMS AND CONDITIONS (The Reverse side contains Terms and Conditions which are also a part of this Agreement)

1. LEASE: Lessor shall purchase and lease to Lessee the equipment and associated items ("Equipment") described in any Equipment Schedule ("Schedule") executed from time to time by Lessor and Lessee that makes reference to this Master Lease Agreement ("Agreement"). This Agreement shall be incorporated into each Schedule. When computer programs and related documentation are furnished with the Equipment, and a non-exclusive license and/or sublicense (collectively, "Software") is granted to Lessee in an agreement ("Supplier Agreement") with the suppliers (collectively, "Supplier") identified on the Schedule, Lessor, to the extent permitted, grants Lessee a similar non-exclusive sublicense to use the Software only in conjunction with the Equipment for so long as the Equipment is leased hereunder. The Equipment and Software include, but are not limited to, all additions, attachments and accessions thereto and replacements therefore (collectively, "System"). Any reference to "Lease" shall mean with respect to each System, this Agreement, a Schedule, a Consent of Supplier, an Acceptance Certificate, any riders, amendments and addenda thereto, and any other documents as may from time to time be made a part thereof.

As conditions precedent to Lessor's obligation to purchase any Equipment and obtain any Software, not later than the Commitment Date set forth on the applicable Schedule (a) Lessee and Lessor shall execute this Agreement, a Schedule, an Acceptance Certificate and other documentation contemplated herein, and (b) there shall have been no material adverse change in Lessee's financial condition. Upon Lessor's execution of a Schedule, Lessee assigns to Lessor its rights to receive title to the Equipment and any non-exclusive sublicense to use the Software described in the Supplier Agreement as of the day the System is delivered to the Installation Site set forth in the applicable Schedule but no other right or any warranty thereunder. In consideration of such an assignment and subject to the terms and conditions herein, Lessor agrees to pay to the Supplier the Price (as defined in Section 3 below) for the System pursuant to the Supplier Agreement, but not to perform any other obligation thereunder. Unless Lessee exercises its Purchase Option as set forth in the applicable Schedule, Lessee hereby assigns to Lessor all of Lessee's then-remaining rights pursuant to the applicable Supplier Agreement effective upon the termination or expiration of the Term (as set forth in the applicable Schedule) for any reason.

2. TERM, RENEWAL AND EXTENSIONS: If all other conditions precedent to a Lease have been met, the Lease Term for the System described on each Schedule shall commence on the date of Lessee's execution of an Acceptance Certificate ("Commencement Date"), and continue for the number of whole months or other periods set forth in such Schedule ("Initial Term"), the first such full month commencing on the first day of the month following the Commencement Date (or commencing on the Commencement Date if such date is the first day of the month). If Lessee selects Purchase Option B or C in the applicable Schedule, on the expiration date of the Initial Term, the Lease shall be automatically renewed for a six-month period ("Renewal Term") unless, by giving written notice to Lessor six (6) months prior to the expiration date, the Lessee elects to terminate the Lease. After the Renewal Term, at Lessor's option, the Lease shall be automatically extended on a month-to-month basis until either party gives the other not less than thirty (30) days prior written notice of its intention to terminate the Lease. Any renewals and extensions shall be on the same terms and conditions as during the Initial Term. "Term" shall mean the applicable Initial Term, the Renewal Term, if any, and any extension thereof as provided herein.

3. RENT AND PAYMENT: Lessee shall pay to Lessor all the rental payments as shown in the applicable Schedule ("Rent") during the Term of the Lease, except as such Rent may be adjusted pursuant to this Section and Sections 2 and 8 of a Schedule, plus such additional amounts as are due Lessor under the Lease. Rent shall be paid as designated in the applicable Schedule in advance on the first day of each Payment Period ("Rent Payment Date"). If the Commencement Date is not the first day of a calendar month (or other Payment Period), Lessee shall pay to Lessor, on demand, interim Rent prorated daily based on a 360-day year for each day from and including the Commencement Date to and including the last day of such month or other Payment Period.

The Rent is based upon the Price of the System and the acceptance of the System by Lessee on or before the Commitment Date set forth in the applicable Schedule. The "Price" of the System shall be as set forth in the Schedule, and shall exclude all other costs, including sales or other taxes included in the Supplier Agreement as part of the purchase price. If the Price is increased or decreased as a result of a job change order ("JCO"), the Lessee authorizes Lessor to adjust the Rent. If the Commencement Date occurs after the Commitment Date, and Lessor waives the condition precedent that the Commencement Date occur on or before the Commitment Date, Lessor's then-current Lease Rate Factor for similar transactions shall apply and the Lessee authorizes Lessor to adjust the Rent, accordingly.

Whenever any payment of Rent or other amount is not made within ten (10) days after the date when due, Lessee agrees to pay on demand (as a fee to offset Lessor's collection and administrative expenses), the greater of twenty-five dollars ($25.00) or ten percent (10%) of each such overdue amount, but not exceeding the lawful maximum, if any. All payments shall be payable to Lessor in U.S. dollars at Lessor's address set forth in Section 18 or such other place as Lessor directs in writing. If Lessee requests changes or amendments to any Lease, Lessor may charge Lessee Lessor's reasonable costs and expenses of negotiation and documentation, including fees of legal staff or outside counsel.

4. DELIVERY: All transportation, delivery and installation costs (unless included in the Price) are the sole responsibility of Lessee. Lessee assumes all risk of loss and damage if the Supplier fails to deliver or delays in the delivery of any System, or if any System is unsatisfactory for any reason.

5. NET LEASE: Lessee's obligations under each Lease are absolute, unconditional and non-cancelable and shall not be subject to any delay, reduction, setoff, defense, counterclaim or recoupment for any reason including any failure of any System, or any misrepresentations of any supplier, manufacturer, installer, vendor or distributor. Lessor is not responsible for the delivery, installation, maintenance or operation of any System.

6. WARRANTIES: Lessor agrees that third-party warranties, if any, inure to the benefit of Lessee during the Term and on exercise of the Purchase Option. Lessee agrees to pursue any warranty claim directly against such third party and shall not pursue any such claim against Lessor. Lessee shall continue to pay Lessor all amounts payable under any Lease under any and all circumstances.

7. QUIET ENJOYMENT: Lessor shall not interfere with Lessee's quiet enjoyment and use of the System during the Term if no Event of Default has occurred and is continuing.

8. TAXES AND FEES: Lessee shall promptly reimburse Lessor, upon demand, as additional Rent, or shall pay directly, if so requested by Lessor, all license and registration fees, sales, use, personal property taxes and all other taxes and charges imposed by any federal, state, or local governmental or taxing authority, relating to the purchase, ownership, leasing, or use of the System or the Rent excluding, however, all taxes computed upon the net income of Lessor.

9. DISCLAIMER OF WARRANTIES AND DAMAGES: LESSEE ACKNOWLEDGES THAT (a) THE SIZE, DESIGN, CAPACITY OF EACH SYSTEM AND THE MANUFACTURER AND SUPPLIER HAVE BEEN SELECTED BY LESSEE; (b) LESSOR IS NOT A MANUFACTURER, SUPPLIER, DEALER, DISTRIBUTOR OR INSTALLER OF ANY SYSTEM; (c) NO MANUFACTURER OR SUPPLIER OR ANY OF THEIR REPRESENTATIVES IS AN AGENT OF LESSOR OR AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF ANY LEASE; AND (d) EXCEPT FOR LESSOR'S WARRANTY OF QUIET ENJOYMENT SET FORTH IN SECTION 7, LESSOR HAS NOT MADE, AND DOES NOT HEREBY MAKE, ANY REPRESENTATION, WARRANTY OR COVENANT, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER INCLUDING, WITHOUT LIMITATION, THE DESIGN, QUALITY, CAPACITY, MATERIAL, WORKMANSHIP, OPERATION, CONDITION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, HIDDEN OR LATENT DEFECTS, OR AS TO ANY PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT. LESSEE LEASES EACH SYSTEM "AS IS, WHERE IS."

LESSOR SHALL HAVE NO LIABILITY TO LESSEE OR ANY THIRD PARTY FOR ANY SPECIAL, DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY SORT INCLUDING, WITHOUT LIMITATION, DAMAGES FOR PERSONAL INJURY, LOSS OF PROFITS OR SAVINGS, LOSS OF USE, OR ANY OTHER DAMAGES, WHETHER BASED ON STRICT LIABILITY OR NEGLIGENCE, WHETHER RESULTING FROM USE OF A SYSTEM OR BREACH OF A LEASE OR OTHERWISE, EXCEPT FOR DIRECT, SPECIFIC DAMAGES FOR PERSONAL INJURY OR PROPERTY DAMAGE TO THE EXTENT CAUSED BY LESSOR'S ACTIVE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

IF LESSEE HAS ELECTED PURCHASE OPTION B OR C, ARTICLE 2A OF THE UCC MAY APPLY TO THE LEASE AND LESSEE MAY HAVE CERTAIN RIGHTS THEREUNDER. IF SO, LESSEE ACKNOWLEDGES THAT SUCH A LEASE IS A FINANCE LEASE AS DEFINED IN UCC (S).2A-103. TO THE EXTENT PERMITTED BY LAW, LESSEE HEREBY WAIVES ANY RIGHTS OR REMEDIES LESSEE MAY HAVE UNDER UCC (S)(S) 2A-508-522 INCLUDING, WITHOUT LIMITATION, RIGHTS OF REJECTION, REVOCATION, CANCELLATION, GRANTING OF SECURITY INTERESTS, AND RECOVERY FOR BREACH OF WARRANTY.

10. INSURANCE: At its expense, Lessee shall keep each System insured against all risks of loss and damage for an amount equal to the installed replacement cost of such System with Lessor named as a loss payee. Lessee shall also maintain comprehensive general liability insurance, with Lessor named as an additional insured. All insurance policies shall be with an insurer having a rating of "B+" or better by A.M. Best Company, Inc., and be in such form, amount and deductibles as are satisfactory to Lessor. Each such policy must state by endorsement that the insurer shall give Lessor not less than thirty (30) days prior written notice of any amendment, renewal or cancellation. Lessee shall, upon request, furnish to Lessor satisfactory evidence that such insurance coverage is in effect. Lessee may self insure for such coverages only with Lessor's prior written consent.

11. CASUALTY: If any System, in whole or in part, is lost, stolen, damaged or destroyed, or is taken in any condemnation or similar proceeding (an "Event of Loss"), Lessee shall immediately notify Lessor. Lessee shall, at its option (a) immediately place the affected Equipment and Software in good condition and working order, (b) replace the affected item with like equipment or software in good condition and transfer clear title and any sublicense to Lessor, or (c) pay to Lessor, within thirty (30) days of the Event of Loss, an amount equal to the Stipulated Loss Value ("SLV") as defined below, for such affected Equipment or Software plus any other unpaid amounts then due under the Lease. If an Event of Loss occurs as to part of a System for which the SLV is paid, a prorata amount of Rent shall abate from the date the SLV payment is received by Lessor. Upon payment of the SLV, title to the applicable Equipment and the sublicense to the applicable Software shall pass to Lessee with no warranties, subject to the rights, if any, of the insurer.

The SLV shall be an amount equal to all future Rent from the last Rent Payment Date for which Rent has been paid to the end of the Term with each such payment discounted to present value at a simple interest rate of five percent (5%) per annum or the Lease Rate, as applicable, or, if such rate is not permitted by law, then at the lowest permitted rate, plus (a) if Lessee selects Purchase Option B, twenty percent of the product obtained by multiplying the total number of Rent payments shown on the Schedule for the applicable Term by the then periodic Rent, or (b) if Lessee selects Purchase Option C, the percent set forth in the Purchase Option C election in the Schedule times the Price as it may have been adjusted ("Percent Option Amount"). If Lessor receives any insurance proceeds, Lessor shall apply such proceeds to Lessee's outstanding obligations with any remaining sums to be delivered to Lessee.

12. INDEMNITY: Lessee shall indemnify Lessor against, and hold Lessor harmless from, and covenants to defend Lessor against, any and all losses, claims, liens, encumbrances, suits, damages, and liabilities (and all costs and expenses including, without limitation, reasonable attorneys' fees) related to the Lease including, without limitation, the selection, purchase, delivery, ownership, condition, use, operation of a System, or violation of a Software sublicense, or arising by operation of law (excluding any of the foregoing to the extent caused by the active gross negligence or willful misconduct of Lessor). Lessee shall assume full responsibility for or, at Lessor's sole option, reimburse Lessor for the defense thereof. This Section shall survive the termination of the Lease but not longer than the applicable statute of limitations.

13. TAX INDEMNITY: If Lessee selects Purchase Option B, the Lease is entered into based upon the assumptions ("Assumptions") that for federal, state, and local income tax purposes, Lessor shall be entitled to deduct, at the highest marginal rate of tax imposed on corporations, the maximum depreciation or cost recovery allowances provided in the Internal Revenue Code of 1986, as amended, and under state and local law in effect on the date Lessee executes the applicable Schedule. If, in its reasonable opinion, Lessor determines that its net after-tax economic yield or after-tax cash flow ("Net Economic Return") has been adversely affected as a result of a change in the Assumptions (a "Loss"), Lessee agrees to pay to Lessor, on demand, an amount which will cause Lessor's then Net Economic Return to equal the Net Economic Return that Lessor would have received had such Loss not occurred. Lessee shall have no right to inspect the tax returns of Lessor.

14. DEFAULT: Any of the following shall constitute an Event of Default: (a) Lessee fails to pay when due any Rent or other amount payable under a Lease that is not paid within ten (10) days of Lessee's receipt of written notice of nonpayment; (b) Lessee fails to perform any other material term in any Lease or other agreement given in connection with any Lease that continues uncured for twenty (20) days after Lessee's receipt of written notice thereof; (c) the inaccuracy of any material representation or warranty made by Lessee or any guarantor in connection with any Lease and the continuation thereof for thirty
(30) days or more; (d) Lessee attempts to make a Transfer (as defined in Section
16) without Lessor's prior written consent; (e) Lessee dissolves or ceases to do business as a going concern; (f) Lessee sells all or substantially all of its assets, merges or consolidates with or into, or reorganizes with any entity; (g) Lessee becomes insolvent, makes an assignment for the benefit of creditors, files a voluntary petition or has an involuntary petition filed or action commenced against it under the United States Bankruptcy Code or any similar federal or state law; (h) Lessee fails to perform its obligations under any other Lease or agreement with Lessor; or (i) Any partner of Lessee or any guarantor takes any actions described in subsections (e), (f), or (g) above.

15. REMEDIES: If an Event of Default has occurred, Lessor shall have the right to exercise one or more of the following remedies set forth below. Lessor may
(a) terminate and/or declare an Event of Default under any Lease or other agreement with Lessee (b) recover from Lessee all Rent and any and all amounts then due and unpaid and (c) recover from Lessee all Rent and other amounts to become due, by acceleration or otherwise (plus, if the System is not returned in accordance with Section 9 of the applicable Schedule, an amount equal to (i) Lessor's reasonable estimate of the fair market value of the System at the end of the applicable Term if Lessee selects Purchase Option B in the Schedule, or
(ii) if Lessee selects Purchase Option C in the Schedule, the Percent Option Amount). The amounts described in subsection (c) shall be present valued using a five percent (5%) simple interest rate per annum or the Lease Rate, as applicable, or, if such rate is not permitted by law, then at the lowest permitted rate. The amounts set forth in subsections (b) and (c) above shall be the agreed upon damages ("Lessor's Loss"). Lessor may also charge Lessee interest on the Lessor's Loss from the date of the Event of Default until paid at the rate of one and one-half percent (1-1/2%) per month, but in no event more than the maximum rate permitted by law; demand the Lessee return any System to Lessor in the manner provided in Section 9 of the Schedule; and take possession of, render unusable, or disable any System wherever located, with or without demand or notice or any court order or any process by law.

Upon repossession or return of a System, Lessor shall have the right to sell, lease or otherwise dispose of the System, with or without notice and by public or private bid, and shall apply the net proceeds thereof, if any, toward Lessor's Loss but only after deducting from such proceeds (a) in the case of any reletting of the System, the rent due for any period beyond the scheduled expiration of the Lease; (b) in the case of sale, (i) if Lessee has elected Purchase Option B, the estimated fair market value of the System as of the scheduled expiration of the Term of the Lease, or (ii) if Lessee has elected Purchase Option C, an amount equal to the Percent Option Amount; and (c) all expenses including, without limitation, reasonable attorneys' fees incurred in enforcement of any remedy. Lessee shall be liable for any deficiency if the net proceeds available after the permitted deductions are less than Lessor's Loss. No right or remedy is exclusive of any other provided herein or permitted by law or equity. All rights and remedies shall be cumulative and may be enforced concurrently or individually from time to time.

16. ASSIGNMENT: Lessor may, without notice to or the consent of Lessee, sell, assign, grant a security interest in, or pledge its interest in all or a portion of a System and/or a Lease and any amounts payable hereunder to any third party ("Assignee"). Lessee shall, if directed, pay all Rent and other amounts due to Assignee free from any claim or counterclaim, defense or other right which Lessee may have against Lessor. Lessor shall be relieved of its future obligations under the Lease as a result of such assignment if Lessor assigns to Assignee its interest in the System and Assignee assumes Lessor's future obligations. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN, SUBLEASE, TRANSFER, PLEDGE, MORTGAGE OR OTHERWISE ENCUMBER ("TRANSFER") ANY SYSTEM OR ANY LEASE OR ANY OF ITS RIGHTS THEREIN OR PERMIT ANY LEVY, LIEN OR ENCUMBRANCE THEREON. Any attempted non-consensual Transfer by Lessee shall be void ab initio. No Transfer shall relieve Lessee of any of its obligations under a Lease.

17. ORGANIZATION AND AUTHORITY: Lessee is duly organized, validly existing and in good standing under the laws of its State of formation and in any jurisdiction where a System is located. Lessee has the power and authority to execute, deliver and perform each Lease. The person executing this Agreement and any Schedules on behalf of Lessee has been given authority to bind the Lessee and each Lease constitutes or will constitute a legally binding and enforceable obligation of the Lessee. The execution, delivery and performance of each Lease is not and will not be in contravention of, or will not result in a breach of, any of the terms of Lessee's organizational documents, and any agreements, contracts or instruments to which Lessee is a party or under which it is bound.

18. NOTICES: Notices, demands and other communications shall be in writing and shall be sent by hand delivery, certified mail (return receipt requested), or overnight courier service, or facsimile transmission (effective upon transmission) with a copy sent by one of the foregoing methods, to Lessee at the address or facsimile number stated above and to Lessor at 501 Corporate Centre Drive, Suite 600, Franklin, Tennessee 37067, Attention: V.P. Finance, or facsimile no. (615) 771-6292. Notices shall be effective upon the earlier of actual receipt or four days after the mailing date. Either party may substitute another address by written notice.

19. JURISDICTION AND GOVERNING LAW: EACH LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TENNESSEE AND THE LESSEE CONSENTS AND AGREES THAT, AT LESSOR'S OPTION, PERSONAL JURISDICTION, SUBJECT MATTER JURISDICTION AND VENUE SHALL BE WITH THE COURTS OF THE STATE OF TENNESSEE, OR THE FEDERAL COURT FOR THE MIDDLE DISTRICT OF TENNESSEE.

20. MISCELLANEOUS: (a) Any failure of Lessor to require strict performance by Lessee, or any waiver by Lessor of any provision of a Lease, shall not be construed as a consent to or waiver of any other breach of the same or of any other provision. (b) If there is more than one Lessee, the obligations of each Lessee are joint and several. (c) Lessee agrees to execute and deliver, upon demand, any documents necessary, in Lessor's reasonable opinion, to evidence the intent of a Lease, and/or to protect Lessor's interest in a System. Lessee appoints Lessor as its attorney-in-fact for the sole purpose of executing and delivering any UCC financing statements. Lessee agrees to pay Lessor's out-of-pocket costs of filing and recording such documentation. (d) Lessee shall deliver to Lessor such additional financial information as Lessor may reasonably request. (e) If any provision shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired. (f) In the event Lessee fails to pay or perform any obligations under a Lease, Lessor may, at its option, pay or perform such obligation, and any payment made or expense incurred by Lessor in connection therewith shall be due and payable by Lessee upon Lessor's demand with interest thereon accruing at the maximum rate permitted by law until paid. (g) Time is of the essence in each Lease. (h) Lessee shall pay Lessor, on demand, all costs and expenses, including reasonable attorneys' and collection fees, incurred by Lessor in enforcing the terms and conditions of a Lease or in protecting Lessor's rights and interests in a Lease or a System. (i) LESSOR INTENDS TO COMPLY WITH ALL APPLICABLE LAWS, INCLUDING THOSE CONCERNING THE REGULATION OF INTEREST. Therefore, no lease charge, late charge, fee or interest, if applicable, is intended to exceed the maximum amount permitted to be charged or collected by applicable law. If one or more of such charges exceed such maximum, then such charges will be reduced to the legally permitted maximum charge and any excess charge will be used to reduce the future Rent and/or the Price of the System or refunded. (j) Each Lease may be executed by one or more of the parties on any number of separate counterparts (which may be originals or copies sent by facsimile transmission), each of which counterparts shall be an original. (k) Each Lease constitutes the entire agreement between Lessor and Lessee with respect to the subject matter thereof and supersedes all previous writings and understandings of any nature whatsoever. (l) No agent, employee, or representative of Lessor has any authority to bind Lessor to any representation or warranty concerning any System and, unless such representation or warranty is specifically included in a Lease, it shall not be enforceable by Lessee against Lessor.

--------------------------------------------------------------------------------
Except as otherwise provided in Section 3 of this Agreement and Sections 2, 3, and 8 of a Schedule, any modifications, amendments or waivers to a Lease shall be effective only if mutually agreed upon in a writing, duly executed by authorized representatives of the parties.
--------------------------------------------------------------------------------
General Electric Capital Corporation

BY       /s/ Henry Cruz
    -----------------------------------------------------------
                         Authorized Representative

PRINT NAME    Henry Cruz
            ---------------------------------------------------

TITLE    Portfolio Manager              DATE  12/31/01
       -----------------------------         ------------------


ITC/\DeltaCom Communications, Inc.

BY       /s/  Ivor Fredrickson
    -----------------------------------------------------------
                       Authorized Representative

PRINT NAME    Ivor Fredrickson
            ---------------------------------------------------

TITLE    VP and Treasurer              DATE   12/31/01
       ----------------------------          ------------------


------------------------------------------------------------------------------------------------------------------------------------
 Lessor        General Electric Capital Corporation                                                           Master Lease Agreement
                                                                                                                      Addendum No. 1
------------------------------------------------------------------------------------------------------------------------------------
 Lessee        ITC/\DeltaCom Communications, Inc.                                               Master Lease Agreement Dated
                ("Lessee")                                                                      December 31, 2001
                                                                                                7101273
====================================================================================================================================



   Contemporaneously with the entry into the Master Lease Agreement referred to above (the "Master Lease Agreement"), Lessor and Lessees agree:

       1. Capitalized terms used herein shall have the meaning set out in the Master Lease Agreement.

       2. The fourth sentence of Section 1 of the Master Lease Agreement shall be deleted and replaced with the following:

           "The Equipment and Software include all additions, attachments and accessions to the Equipment and Software which are leased under this Agreement (as described in any Schedule) and any replacements therefore (collectively, "System")."

       3. The second sentence of Section 3 of the Master Lease Agreement is amended and restated as follows:

           "Rent shall be paid as designated in the applicable Schedule in arrears on the first day of each Payment Period (as specified in the applicable Schedule) beginning with the second Payment Period ("Rent
           Payment Date")."

       4. The phrase "ten percent (10%)" in the third paragraph of Section 3 of the Master Lease Agreement shall be deleted and replaced with the phrase "one and one-half percent (1.5%)".

       5. The second paragraph of Section 9 of the Master Lease Agreement shall be deleted and replaced with the following:

           "LESSOR SHALL HAVE NO LIABILITY TO LESSEE OR ANY THIRD PARTY FOR ANY
           SPECIAL, DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY
           SORT INCLUDING, WITHOUT LIMITATION, DAMAGES FOR PERSONAL INJURY, LOSS
           OF PROFITS OR SAVINGS, LOSS OF USE, OR ANY OTHER DAMAGES, WHETHER
           BASED ON STRICT LIABILITY OR NEGLIGENCE, WHETHER RESULTING FROM USE
           OF A SYSTEM OR OTHERWISE, EXCEPT FOR DIRECT, SPECIFIC DAMAGES FOR
           LESSOR'S BREACH OF A LEASE OR FOR PERSONAL INJURY OR PROPERTY DAMAGE
           TO THE EXTENT CAUSED BY LESSOR'S GROSS NEGLIGENCE OR WILLFUL
           MISCONDUCT."

--------------------------------------------------------------------   -------------------------------------------------------------
General Electric Capital Corporation                                   ITC/\DeltaCom Communications, Inc.

BY        /s/ Henry Cruz                                               BY     /s/ Ivor Fredrickson
        ------------------------------------------------------------        --------------------------------------------------------
                          Authorized Representative                                        Authorized Representative

PRINT NAME         Henry Cruz                                          PRINT NAME       Ivor Fredrickson
                 ---------------------------------------------------                  ----------------------------------------------
TITLE        Portfolio Manager             DATE     12/31/01           TITLE      VP, Treasurer              DATE     12/31/01
                                           -------------------------   ---------- -------------------------- -----------------------

3/98(C)Telecom Financial Services Legal Staff                                                                                Page 1
------------------------------------------------------------------------------------------------------------------------------------

                                                              Agreement Addendum
                                                                     (continued)
--------------------------------------------------------------------------------


       6. Lessee shall fulfill all of its obligations under Section 11 of the Master Lease Agreement promptly, unless Section 11 otherwise provides that Lessee shall fulfill such obligation in a specified number of days.

       7. Section 14(a) of the Master Lease Agreement is amended and restated to read as follows:

           "(a) Lessee fails to pay any Rent or other amount when due under a Lease that is not paid within ten (10) days of such failure;"

       8. Section 14 of the Master Lease Agreement is further amended by deleting "or" before the beginning of clause (i), deleting the period at the end of clause (i) and inserting in place of such period the following as a new clause (j):

           "; or (j) an Event of Default (as defined in the Master Lease Agreement dated December 29, 2000 and made between Lessor and the Lessees named therein (the "Existing Master Lease Agreement")) occurs under the Existing Master Lease Agreement."

       9. Notwithstanding anything in the Master Lease Agreement to the contrary, if the Master Lease Agreement requires Lessee to pay expenses or attorneys' fees of Lessor, Lessee shall only be obligated to pay those expenses and attorneys' fees of Lessor under the Master Lease Agreement which are reasonable.

       10. Section 19 of the Master Lease Agreement is amended and restated in its entirety as follows:

           "19. JURISDICTION AND GOVERNING LAW: THIS AGREEMENT AND EACH LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. BOTH PARTIES WAIVE ALL RIGHTS TO A JURY TRIAL TO THE EXTENT PERMITTED BY LAW. Lessee hereby submits for the benefit of Lessor to the jurisdiction of the state and federal courts in the State of New York in connection with all action and proceeding arising under or in connection with any of this Agreement and the Leases."

       11. The Master Lease Agreement, as amended hereby, remains in full force and effect and is hereby ratified by the parties hereto.






3/98(C)Telecom Financial Services Legal Staff                             Page 2

--------------------------------------------------------------------------------
Lessor    General Electric Capital Corporation

                                                      Lease Rate Factor Addendum

--------------------------------------------------------------------------------
Lessee   ITC/\DeltaCom Communications, Inc.           Agreement No./Schedule No.
                                                      7101273-001

--------------------------------------------------------------------------------

Contemporaneously with entering into the Schedule to the Master Lease Agreement referenced above, Lessor and Lessee hereby agree that the fourth sentence of the second paragraph of Section 3 of the Agreement, only with respect to the Schedule, is deleted and the following substituted in lieu thereof:

    The Lease Rate Factor will be determined by adding 450 basis points to the published yield on Five (5) Year Constant Maturity United States Treasury Notes as reported in Federal Reserve Statistical Release H.15 (519) ("Treasury Yield"), as published by the Board of Governors of the Federal Reserve System, or any successor publication by the Board of Governors of the Federal Reserve System, three (3) business days prior to the commencement Date with respect to the Schedule.













--------------------------------------------------------------------------------
General Electric Capital Corporation     ITC/\DeltaCom Communications, Inc.

BY             /s/ Henry Cruz            BY         /s/ Ivor Fredrickson
   ------------------------------------     -----------------------------------
        Authorized Representative                 Authorized Representative

PRINT NAME           Henry Cruz          PRINT NAME      Ivor Fredrickson
           ----------------------------             ----------------------------
TITLE  Portfolio Manager  DATE 12/31/01  TITLE  VP and Treasurer   DATE 12/31/01
       ------------------      --------        ------------------      ---------

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